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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           June 4, 1998 (June 1, 1998)
                Date of Report (Date of Earliest Event Reported)


                            SPIEKER PROPERTIES, INC.
             (Exact Name of Registrant As Specified In Its Charter)


                                    MARYLAND
         (State or Other Jurisdiction of Incorporation or Organization)


               1-12528                                     94-3185802
      (Commission File Number)                 (IRS Employer Identification No.)

                               2180 Sand Hill Road
                          Menlo Park, California 94025
               (Address of Principal Executive Offices)(Zip Code)

                                 (650) 854-5600
              (Registrant's Telephone Number, including Area Code)


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Item 7.  Financial Statements, Pro forma Financial Statements and Exhibits.

        (c)    Exhibits.

        The Registrant hereby files the following exhibits to its Registration Statements on Form S-3 (Nos. 333-35997-01 and 333-51269-01), which were declared effective on October 1, 1997 and May 6, 1998, respectively:

Exhibit
Number         Description
-------        -----------
1.1            Underwriting Agreement, dated June 1, 1998, in connection with the offering of Preferred Stock.

1.2            Pricing Agreement, dated June 1, 1998, in connection with the offering of
               Series E Preferred Stock.

3.1            Articles Supplementary relating to the Series E Preferred Stock.

4.1            Form of certificate for the Series E Preferred Stock.






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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: June 4, 1998

                                                   SPIEKER PROPERTIES, INC.


                                            By:    /s/  Stuart A. Rothstein
                                                   -----------------------------
                                                   Name:  Stuart A. Rothstein
                                                   Title: Senior Vice President

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                                 EXHIBIT INDEX

Exhibit
Number              Description
-------             -----------
1.1            Underwriting Agreement, dated June 1, 1998, in connection with the offering of Preferred Stock.

1.2 Pricing Agreement, dated June 1, 1998, in connection with the offering of Series E Preferred Stock.

3.1            Articles Supplementary relating to the Series E Preferred Stock.

4.1            Form of certificate for the Series E Preferred Stock.